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                            The Guardian Stock Fund
                     The Guardian VC Asset Allocation Fund
                      The Guardian VC High Yield Bond Fund
                         The Guardian VC 500 Index Fund

                        Supplement dated January 7, 2002
                        to Prospectus dated May 1, 2001

This Supplement should be retained with the Prospectus for future reference.

The following replaces the first paragraph under the heading "The Fund's investment adviser" on page 9 of The Guardian Stock Fund prospectus, page 12 of The Guardian VC Asset Allocation Fund prospectus, page 14 of The Guardian VC High Yield Bond Fund prospectus and page 8 of The Guardian VC 500 Index Fund prospectus:

Guardian Investor Services LLC (GIS) is the adviser for the Fund. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees. GIS is the adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and of variable annuity contracts and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (GIAC).

Wherever the terms "Guardian Investor Services Corporation" and "GISC" appear in the prospectus for each of these funds, replace them with the terms "Guardian Investor Services LLC" and "GIS", respectively.